UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

BROADWIND ENERGY, INC.

 (Name of small business issuer in its charter)

Nevada	88-0409160
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, IL 60540

 (Address of principal executive offices)

(630) 637-0315

 (Issuer’s telephone number)

Not Applicable

(Former Name or Former Address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act: NONE

Securities registered under Section 12(g) of the Exchange Act: Common Stock, par value $0.001

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated January 16, 2008, filed by Broadwind Energy, Inc. (formerly known as Tower Tech Holdings Inc. and referred to herein as the “Company”) with the Securities and Exchange Commission on January 23, 2008 (the “Closing 8-K”), announcing the completion of its acquisition of all of the outstanding membership interests of Energy Maintenance Service, LLC, a Gary, South Dakota-based full service provider to the wind industry (“Energy Maintenance Service”). The information previously reported in the Closing 8-K is hereby incorporated by reference into this Form 8-K/A. This Form 8-K/A amends Item 9.01 of the Original 8-K to provide financial statements and pro forma financial statements related to the Energy Maintenance Service acquisition pursuant to Items 9.01(a)(4) and 9.01(b)(2).

Item 9.01               Financial Statements and Exhibits

The following financial statements are included in this Current Report on Form 8-K/A:

     (a) Financial Statements of Business Acquired

1.                                       Audited Financial Statements of Energy Maintenance Service, LLC for the fiscal years ended December 31, 2007 and 2006 attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

     (b) Pro Forma Financial Information

1.                                       Unaudited Combined Condensed Pro Forma Financial Statements for the fiscal year ended December 31, 2007, attached as Exhibit 99.2 to this Current Report on Form 8-K.

     (c) Shell Company Transactions

Not Applicable.

     (d) Exhibits

2.1

Membership Interest Purchase Agreement dated December 9, 2007 among the Company, Energy Maintenance Service, Joseph A. Kolbach and the members of Energy Maintenance Service – incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed December 13, 2007

2.2

Amendment No. 1 to the Membership Interest Purchase Agreement dated December 9, 2007 among the Company, Energy Maintenance Service, Joseph A. Kolbach and the members of Energy Maintenance Service, – incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 14, 2008

99.1	Audited Financial Statements of Energy Maintenance Service for the fiscal years ended December 31, 2007 and 2006

99.2	Unaudited Combined Condensed Pro Forma Financial Statements for the fiscal year ended December 31, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 15, 2008

BROADWIND ENERGY, INC.

/s/ Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

BROADWIND ENERGY, INC

Form 8-K/A Current Report

Exhibit Number	Description

2.1

Membership Interest Purchase Agreement dated December 9, 2007 among the Company, Energy Maintenance Service, Joseph A. Kolbach and the members of Energy Maintenance Service – incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed December 13, 2007

2.2

Amendment No. 1 to the Membership Interest Purchase Agreement dated December 9, 2007 among the Company, Energy Maintenance Service, Joseph A. Kolbach and the members of Energy Maintenance Service, – incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 14, 2008

99.1	Audited Financial Statements of Energy Maintenance Service for the fiscal years ended December 31, 2007 and 2006

99.2	Unaudited Combined Condensed Pro Forma Financial Statements for the fiscal year ended December 31, 2007